UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

Kabe Exploration Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-141690	39-2052145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

5050 Avenida Encinas, Suite 270

Carlsbad, CA 92008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (760) 931-1048

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                         Unregistered Sales of Equity Securities.

On April 15, 2008, Kabe Exploration Inc. (the “Company”) sold 300,000 shares of common stock for aggregate proceeds of $12,000.  In connection with the offer and sale of securities to the investors, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. The Company believes that the investors are “accredited investors”, as such term is defined in Rule 501(a) promulgated under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             April 22, 2008

KABE EXPLORATION INC.

By:	/s/ Erik Ulsteen
Erik Ulsteen,
President and Chief Financial Officer